Execution Version $300,000,000 TOWNSQUARE MEDIA, INC. 6.500% SENIOR NOTES DUE 2023 PURCHASE AGREEMENT March 24, 2015 MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED As Representative of the Initial Purchasers c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, New York 10036 Ladies and Gentlemen: Introductory. Townsquare Media, Inc., a Delaware corporation (the “Issuer”), proposes to issue and sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and the other several Initial Purchasers named in Schedule I (the “Initial Purchasers”), acting sever- ally and not jointly, the respective amounts set forth in such Schedule I of $300,000,000 aggre- gate principal amount of the Issuer’s 6.500% Senior Notes due 2023 (the “Notes”). Merrill Lynch has agreed to act as the representative of the several Initial Purchasers (the “Representa- tive”) in connection with the offering and sale of the Notes. References to the “Guarantors” refer to each entity set forth on Schedule II attached hereto (each a “Guarantor” and, collectively, the “Guarantors”). The Notes are to be issued pursuant to an indenture (the “Indenture”) to be entered into among the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee”). The Notes will be issued in book-entry form in the name of Cede & Company as nominee of the De- pository Trust Company (the “Depositary”) pursuant to a letter of representations dated on or before the Closing Date (as defined in Section 2 hereof) (the “DTC Agreement”), among the Issuer, the Trustee and the Depositary. The payment of principal, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) the Guaran- tors and (ii) any subsidiary of the Issuer formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective suc- cessors and assigns pursuant to their guarantees (the “Guarantees” and, together with the Notes, the “Securities”). As used herein, the terms “Notes” shall include the Guarantees attached there- to, unless the context otherwise requires. This Agreement is to confirm the agreement concern- ing the purchase of the Notes from the Issuer by the Initial Purchasers.

2 The issuance and sale of the Notes, the issuance of the Guarantees, the entry by the Issuer and the Guarantors into the new senior secured credit facilities (the “Senior Secured Facili- ties”), the initial extensions of credit thereunder, if any, on the Closing Date, the repayment of certain borrowings under the Issuer’s existing credit facilities as described in the Pricing Disclo- sure Package (as defined below), the repayment of the principal, interest and premium, if any, outstanding on the 9.00% Senior Notes due 2019 issued by Townsquare Radio, LLC and Townsquare Radio, Inc., two wholly-owned subsidiaries of the Issuer (the “Existing Notes”) and the payment of transaction costs are referred to herein collectively, as the “Transactions.” The term “Transaction Documents” refers to this Agreement, the Notes, the Indenture and the Guarantees. The Issuer understands that the Initial Purchasers propose to make an offering of the Notes on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Notes to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Notes are made is referred to as the “Time of Sale”). The Notes are to be offered and sold to or through the Ini- tial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, (the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereun- der), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the In- denture, investors who acquire Notes shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Notes are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)). The Issuer has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated March 23, 2015 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated March 24, 2015 (the “Pricing Supplement”), describing the terms of the Notes, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Notes. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after this Agreement is executed and delivered, the Issuer will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”). All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934, as amended, (the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Of- fering Memorandum) or the Final Offering Memorandum (as the case may be), and all refer- ences herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Ex- change Act after the Time of Sale and incorporated by reference in the Final Offering Memoran- dum.

3 The Issuer hereby confirms its agreement with the Initial Purchasers as follows: SECTION 1. Representations and Warranties. The Issuer and each Guarantor, jointly and severally, hereby represent, warrant and covenant to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memo- randum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date): (a) No Registration Required. Subject to compliance by the Initial Purchas- ers with the representations and warranties set forth in Section 2 hereof and with the pro- cedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act,” which term, as used herein, in- cludes the rules and regulations of the Commission promulgated thereunder). (b) No Integration of Offerings or General Solicitation. None of the Issu- er, its affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”) or any person acting on its or any of their behalf (other than the Initial Pur- chasers, as to whom the Issuer makes no representation or warranty) has, directly or indi- rectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or res- ident, any security which is or would be integrated with the sale of the Notes in a manner that would require the Notes to be registered under the Securities Act. None of the Issu- er, its Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuer makes no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general so- licitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act (“Rule 502”). With respect to those Notes sold in reliance upon Regu- lation S, (i) none of the Issuer, its Affiliates or any person acting on its or any of their be- half (other than the Initial Purchasers, as to whom the Issuer makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Issuer, its Affiliates and any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuer makes no rep- resentation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S. (c) Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as se- curities listed on a national securities exchange registered under Section 6 of the Ex- change Act or quoted in a U.S. automated interdealer quotation system. (d) The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memoran- dum, as of its date or (as amended or supplemented in accordance with Section 3(a), as

4 applicable) as of the Closing Date, contains or represents an untrue statement of a materi- al fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omis- sions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with infor- mation furnished to the Issuer in writing by any Initial Purchaser through the Representa- tive expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be. The Pricing Disclosure Pack- age contains, and the Final Offering Memorandum will contain, all the information speci- fied in, and meeting the requirements of, Rule 144A(d)(4). (e) Company Additional Written Communications. The Issuer has not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a). Each such communication by the Issuer or its agents and representatives pursuant to clause (iii) of the preceding sentence (each, a “Company Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this represen- tation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in con- formity with information furnished to the Issuer in writing by any Initial Purchaser through the Representative expressly for use in any Company Additional Written Com- munication. (f) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act. Each such Incorporated Document, when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue state- ment of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. (g) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Issuer and the Guarantors. (h) DTC Agreement. The DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by the Issuer.

5 (i) Authorization of the Notes and the Guarantees. The Notes to be pur- chased by the Initial Purchasers from the Issuer will on the Closing Date be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly execut- ed by the Issuer and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Issuer, enforceable in accordance with their terms, except as the en- forcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Guarantees of the Notes on the Closing Date will be in the forms contemplated by the In- denture and have been duly authorized for issuance pursuant to this Agreement and the Indenture; the Guarantees of the Notes, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Guarantors, in each case, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratori- um or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. (j) Authorization of the Indenture. The Indenture has been duly authorized by the Issuer and the Guarantors and, at the Closing Date, will have been duly executed and delivered by the Issuer and the Guarantors and will constitute a valid and binding agreement of the Issuer and the Guarantors, enforceable against the Issuer and the Guar- antors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. (k) Description of the Transaction Documents. The Transaction Docu- ments will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum. (l) No Material Adverse Change. Except as otherwise disclosed in the Of- fering Memorandum (exclusive of any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Offering Memorandum (ex- clusive of any amendment or supplement thereto): (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material ad- verse change, in the condition, financial or otherwise, or in the business or operations, whether or not arising from transactions in the ordinary course of business, of the Issuer and its subsidiaries, taken as a whole (any such change is called a “Material Adverse Change”) and (ii) the Issuer and its subsidiaries, considered as one entity, have not in- curred any liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business, in each case, material to the Issuer and its subsidiaries, taken as a whole.

6 (m) Independent Accountants. McGladrey LLP, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules included in the Offering Memoran- dum, is an independent registered public accounting firm within the meaning of the Secu- rities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, and any non-audit services provided by McGladrey LLP to the Issuer or any of the Guarantors have been approved by the Audit Committees of the Boards of Directors of the Issuer, or the Guarantors, as applicable. (n) Preparation of the Financial Statements. The financial statements, to- gether with the related schedules and notes, included in the Offering Memorandum pre- sent fairly in all material respects the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto and except for the separate financial state- ments of the Guarantor subsidiaries as required by Rule 3-10 of Regulation S-X under the Securities Act (“Regulation S-X”), in accordance with the requirements of Regulation S- X. The financial data set forth in the Offering Memorandum under the caption “Sum- mary—Summary Historical Consolidated Financial Information” fairly present the in- formation set forth therein on a basis consistent with that of the audited financial state- ments contained in the Offering Memorandum. The statistical and market-related data and forward-looking statements included in the Offering Memorandum are based on or derived from sources that the Issuer and its subsidiaries believe to be reliable and accu- rate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources. The interactive data in eXtensible Business Re- porting Language included or incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package fairly present the information called for in all materi- al respects and have been prepared in accordance with the Commission's rules and guide- lines applicable thereto. (o) Incorporation and Good Standing of the Issuer and its Subsidiaries. Each of the Issuer, the Guarantors and their respective subsidiaries has been duly incor- porated, organized or formed, as applicable, and is validly existing as a corporation, lim- ited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has corporate, partnership or limited liability company, as applicable, power and authority (i) to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, except where the failure to do so, be in good standing or to possess the power and authority, as the case may be, would not reasonably be expected to result in a Material Adverse Change and (ii) in the case of the Issuer and the Guarantors, to enter in- to and perform its obligations under each of the Transaction Documents to which it is a party. Each of the Issuer, the Guarantors and their respective subsidiaries is duly quali- fied as a foreign corporation, limited partnership or limited liability company, as applica- ble, to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of

7 property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or other own- ership interest of each subsidiary has been duly authorized and validly issued, is fully paid and, with respect to the capital stock of any corporation, nonassessable, and is owned by the Issuer, as the case may be, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except as disclosed in the Offering Memorandum. (p) Capitalization and Other Capital Stock Matters. At December 31, 2014, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto, the Issuer would have an authorized and outstanding capitali- zation as set forth in the Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options or war- rants described in the Offering Memorandum). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiar- ies listed in Exhibit B hereto. (q) Non-Contravention of Existing Instruments; No Further Authoriza- tions or Approvals Required. Neither the Issuer nor any of its subsidiaries is (i) in vio- lation of its charter, bylaws or other similar constitutive document or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any in- denture, mortgage, loan or credit agreement, note, contract, franchise, lease or other in- strument to which the Issuer or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Issuer or any of its subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (ii) above, for such Defaults as would not, individually or in the aggregate, result in a Materi- al Adverse Change. The execution, delivery and performance of the Transaction Docu- ments by the Issuer and the Guarantors party thereto, and the issuance and delivery of the Notes, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter, bylaws or other con- stitutive document of the Issuer or any of its subsidiaries, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined be- low) under, or result in the creation or imposition of any lien, charge or encumbrance up- on any property or assets of the Issuer or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breach- es, Defaults, liens, charges or encumbrances as would not, individually or in the aggre- gate, result in a Material Adverse Change or as permitted under the Indenture and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Issuer or any of its subsidiaries, the violation of which would result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory au- thority or agency is required (including, without limitation, under the Communications Act of 1934, as amended (the “Communications Act”) and the rules and regulations of the Federal Communications Commission (the “FCC”) (all such statutes, laws, rules and

8 regulations, including the Communications Act, the “Communications Laws”)), judg- ment, order or decree of any court, regulatory body, administrative agency (including, without limitation, the FCC) for the execution, delivery and performance of the Transac- tion Documents by the Issuer and the Guarantors to the extent a party thereto, or the issu- ance and delivery of the Notes, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except (i) such as have been obtained or made by the Issuer (ii) as may be required by the securities laws of the several states of the United States or provinces of Canada, or (iii) to the extent the failure to obtain any such consent, approval, authorization or other order of, or registration or filing could not reasonably be expected to have a Material Adverse Change; provided however, certain Transaction Documents must be filed with the FCC within thirty days of execution. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Issuer or any of its subsidiaries. (r) No Material Actions or Proceedings. There are no legal or governmen- tal actions, suits or proceedings pending or, to the best of the Issuer’s knowledge, threat- ened (i) against or affecting the Issuer or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by the Issuer or any of its subsidiaries and, in each case, any such action, suit or proceeding, is reasonably likely to result in a Mate- rial Adverse Change or seeks to enjoin the consummation of the transactions contemplat- ed by this Agreement. Except as would not result in a Material Adverse Change, no ma- terial labor dispute with the employees of the Issuer or any of its subsidiaries, or with the employees of any principal supplier of the Issuer, exists or, to the best of the Issuer’s knowledge, is threatened or imminent. (s) Intellectual Property Rights. The Issuer and its subsidiaries own or pos- sess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) rea- sonably necessary to conduct their businesses as now conducted; and the expected expira- tion of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Issuer nor any of its subsidiaries has received any notice of in- fringement or conflict with asserted Intellectual Property Rights of others, which in- fringement or conflict would result in a Material Adverse Change. (t) FCC Matters. (i) Except as disclosed in the Pricing Disclosure Package and Final Offering Memorandum, the Issuer and each of its subsidiaries hold all material FCC permits, li- censes, authorizations and approvals for its broadcast stations (collectively, the “FCC Authorizations”) that are necessary to conduct their respective businesses in the manner in which they are currently being conducted as described in the Pricing Disclosure Pack- age and Final Offering Memorandum; the FCC Authorizations are in full force and ef- fect; the operations of the stations owned or operated by the Issuer and any of its subsidi- aries (the “Stations”) are in compliance with the Communications Laws; and all reports

9 and documents that are required by the Communications Laws to be filed with respect to the ownership, management or operation of the Stations have been duly and timely filed, except, in each case, as would not, individually or in the aggregate, reasonably be ex- pected to result in a Material Adverse Change. (ii) There is no event or occurrence existing, nor, to the best of the Issuer’s knowledge, is there any condition, or any proceeding being conducted or threatened by any governmental or regulatory authority, which would reasonably be expected to cause the termination, suspension, cancellation, or nonrenewal of any of the FCC Authoriza- tions, or the imposition of any penalty or fine by any governmental or regulatory authori- ty with respect to any of the FCC Authorizations or the Issuer, in each case which would result in a Material Adverse Change; (iii) There is no (a) outstanding decree, decision, judgment, or order that has been issued by the FCC against the Issuer or the FCC Authorizations or (b) notice of vio- lation, order to show cause, complaint, investigation or other administrative or judicial proceeding pending or, to the best of the Issuer’s knowledge, threatened by or before the FCC against the Issuer or the FCC Authorizations that, assuming an unfavorable deci- sion, ruling or finding, in the case of each of (a) or (b) above, would result in a Material Adverse Change; and (iv) The Issuer has filed with the FCC all necessary reports, documents, in- struments, information, or applications required to be filed pursuant to the Communica- tions Laws, and have paid all fees required to be paid pursuant to the Communications Laws, except as would not result in a Material Adverse Change. (u) All Necessary Permits, etc. Except as would not result in a Material Ad- verse Change, (i) the Issuer and each of its subsidiaries possess such valid and current certificates, authorizations, licenses (in addition to the FCC Authorizations) or permits is- sued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate its properties and to conduct their respective businesses, and (ii) neither the Issuer nor any of its subsidiaries has received any written notice of proceed- ings relating to the revocation or modification of, or non-compliance with, any such cer- tificate, authorization or permit. (v) Title to Properties. Except as would not result in a Material Adverse Change, each of the Issuer and its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Sec- tion 1(n) hereof (or elsewhere in the Offering Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other de- fects, except (x) as disclosed in the Offering Memorandum, (y) such as do not materially and adversely affect the value of such property or (z) otherwise permitted by the Notes or the Indenture. (w) Tax Law Compliance. Except as would not have a material adverse ef- fect, individually or in the aggregate, (i) the Issuer and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have

10 paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them and (ii) the Issuer has made adequate charges, accruals and reserves in accordance with GAAP in the applicable fi- nancial statements referred to in Section 1(n) hereof in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Issu- er or any of its consolidated subsidiaries has not been finally determined. (x) Issuer and Guarantors Not an “Investment Company.” The Issuer has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder). Neither the Issuer nor any Guarantor is, or after receipt of payment for the Notes will be, required to register as an “investment company” within the meaning of the Investment Company Act. (y) Insurance. Each of the Issuer and its subsidiaries are insured by recog- nized, financially sound institutions with policies in such amounts and with such deducti- bles and covering such risks as the Issuer’s management believes are adequate and cus- tomary for their businesses. The Issuer does not believe that it or any of its subsidiaries will not be able to renew its existing insurance coverage as and when such policies expire or, alternatively, to obtain comparable coverage from similar institutions as may be nec- essary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. (z) No Price Stabilization or Manipulation. None of the Issuer or any of the Guarantors has taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of the Notes. (aa) Solvency. The Issuer and its subsidiaries, on a consolidated basis, are and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair mar- ket value of the assets of such person is greater than the total amount of liabilities (includ- ing contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obli- gations, as they mature and (iv) such person does not have unreasonably small capital. (bb) Compliance with Sarbanes-Oxley. The Issuer and its subsidiaries and their respective officers and directors are in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder). (cc) Issuer’s Accounting System. The Issuer and its subsidiaries maintain a system of accounting controls that is in compliance with the Sarbanes-Oxley Act and is sufficient to provide reasonable assurances that (i) transactions are executed in accord- ance with management’s general or specific authorization; (ii) transactions are recorded

11 as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package fairly present the information called for in all materi- al respects and are prepared in accordance with the Commission's rules and guidelines applicable thereto. (dd) Disclosure Controls and Procedures. The Issuer has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are de- signed to ensure that material information relating to the Issuer and its subsidiaries is made known to the applicable chief executive officer and chief financial officer by others within the Issuer or any of its subsidiaries, as the case may be, and such disclosure con- trols and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Issuer’s audi- tors and the Audit Committee of the Board of Directors of the Issuer have been advised of (i) any significant deficiencies or material weaknesses in the design or operation of in- ternal controls which could adversely affect the Issuer’s ability to record, process, sum- marize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Issuer’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to sig- nificant deficiencies and material weaknesses. (ee) Regulations T, U, X. Neither the Issuer nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System. (ff) Compliance with and Liability Under Environmental Laws. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) each of the Issuer and its subsidiaries and their respective operations and facilities are in compliance with, and not subject to any known liabilities under, ap- plicable Environmental Laws (as defined below), which compliance includes, without limitation, having obtained and being in compliance with any permits, licenses or other governmental authorizations or approvals, and having made all filings and provided all financial assurances and notices, required for the ownership and operation of the busi- ness, properties and facilities of the Issuer or any of its subsidiaries under applicable En- vironmental Laws, and compliance with the terms and conditions thereof; (ii) neither the Issuer nor any of its subsidiaries has received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Issuer or any of its subsidiaries is in violation of any Environmental Law; (iii) there is no claim,

12 action or cause of action filed with a court or governmental authority, no investigation with respect to which the Issuer has received written notice, and no written notice by any person or entity alleging actual or potential liability on the part of the Issuer or any of its subsidiaries based on or pursuant to any Environmental Law pending or, to the best of the Issuer’s knowledge, threatened against the Issuer or any of its subsidiaries or any person or entity whose liability under or pursuant to any Environmental Law the Issuer or any of its subsidiaries has retained or assumed either contractually or by operation of law; (iv) neither the Issuer nor any of its subsidiaries is conducting or paying for, in whole or in part, any investigation, response or other corrective action pursuant to any Environmental Law at any site or facility, nor is any of them subject or a party to any order, judgment, decree, contract or agreement which imposes any obligation or liability under any Envi- ronmental Law; (v) no lien, charge, encumbrance or restriction has been recorded pursu- ant to any Environmental Law with respect to any assets, facility or property owned, op- erated or leased by the Issuer or any of its subsidiaries; and (vi) there are no past or pre- sent actions, activities, circumstances, conditions or occurrences, including, without limi- tation, the Release or threatened Release of any Material of Environmental Concern, that could reasonably be expected to result in a violation of or liability under any Environ- mental Law on the part of the Issuer or any of its subsidiaries, including, without limita- tion, any such liability which the Issuer or any of its subsidiaries has retained or assumed either contractually or by operation of law. For purposes of this Agreement, “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natu- ral resources such as wetlands, flora and fauna. “Environmental Laws” means the com- mon law and all federal, state, and local laws or regulations, ordinances, codes, orders, decrees, judgments and injunctions issued, promulgated or entered thereunder, relating to pollution or protection of the Environment or human health (as it relates to exposure to Materials of Environmental Concern) , including without limitation, those relating to (i) the Release or threatened Release of Materials of Environmental Concern; and (ii) the manufacture, processing, distribution, use, generation, treatment, storage, transport, han- dling or recycling of Materials of Environmental Concern. “Materials of Environmen- tal Concern” means any substance, material, pollutant, contaminant, chemical, waste, compound, or constituent, in any form, including without limitation, petroleum and petro- leum products, subject to regulation under Environmental Law or which can give rise to liability under any Environmental Law. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility. (gg) ERISA Compliance. The Issuer and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and pub- lished interpretations thereunder) established or maintained by the Issuer, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA and, to the knowledge of the Issuer, each “multiemployer plan” (as defined in Section 4001 of ERISA) to which the Issuer, its subsidiaries or an ERISA Affiliate contributes (a “Multiemployer Plan”) is in compliance in all material respects with ERISA, except where any failure to comply would not, individually or in the aggregate,

13 result in a Material Adverse Change. “ERISA Affiliate” means, with respect to the Issu- er or a subsidiary, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986, as amended, (the “Code,” which term, as used here- in, includes the regulations and published interpretations thereunder) of which the Issuer or such subsidiary is a member. No “reportable event” (as defined under Section 4043(c) of ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Issuer, its subsidiaries or any of their ERISA Affiliates that would reasonably be expected to result in a Material Adverse Change. No “single employer plan” (as defined in Section 4001 of ERISA) established or maintained by the Issuer, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any material amount of unfunded “benefit liabilities” (as defined under Section 4001(a)(16) of ERISA) that in the aggregate would reasonably be expected to result in a Material Adverse Change. Neither the Issuer or any of its subsidiaries nor any of their ERISA Affiliates has incurred or rea- sonably expects to incur any liability under (i) Title IV of ERISA with respect to termina- tion of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code that individually or in the aggregate would reasonably be likely to result in a Material Adverse Change. Each “employee benefit plan” established or main- tained by the Issuer, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and, to the Issuer’s knowledge, nothing has occurred, whether by action or failure to act, which would be reasonably like- ly to cause the loss of such qualification to the extent any loss of qualified status would reasonably be expected to result in a Material Adverse Change. (hh) Compliance with Labor Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change, (i) there is (A) no unfair labor prac- tice complaint pending or, to the Issuer’s knowledge, threatened against the Issuer or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitra- tion proceeding arising out of or under collective bargaining agreements pending, or to the Issuer’s knowledge, threatened, against the Issuer or any of its subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Issuer’s knowledge, threat- ened against the Issuer or any of its subsidiaries and (C) no union representation question existing with respect to the employees of the Issuer, or any of its subsidiaries and, to the Issuer’s knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws. (ii) Related Party Transactions. No relationship, direct or indirect, exists between or among the Issuer or any affiliate of the Issuer, on the one hand, and any direc- tor, officer, member, stockholder, customer or supplier of the Issuer or any affiliate of the Issuer, on the other hand, which is required by the Securities Act to be disclosed in a reg- istration statement on Form S-1 which is not so disclosed in the Offering Memorandum. Except as otherwise disclosed in the Offering Memorandum or not prohibited by the Se- curities or the Indenture, there are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Issuer or any affiliate of the Issuer to or for the benefit of any of the officers or direc- tors of the Issuer or any affiliate of the Issuer or any of their respective family members.

14 (jj) No Unlawful Contributions or Other. None of the Issuer or its subsidiar- ies nor, to the knowledge of the Issuer, any director, officer, agent, employee or affiliate of the Issuer, or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Issuer, its subsidiaries and, to the knowledge of the Is- suer, the Issuer, and its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. (kk) No Conflict with Money Laundering Laws. The operations of the Issuer and its subsidiaries are and have been conducted at all times in compliance with applica- ble financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or pro- ceeding by or before any court or governmental agency, authority or body having juris- diction over the Issuer involving the Issuer or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Issuer threat- ened. (ll) No Conflict with Sanctions Laws. Neither the Issuer nor any of its sub- sidiaries, nor, to the knowledge of the Issuer, any director, officer, agent, employee or af- filiate of the Issuer or any of its subsidiaries is an individual or entity (“Person”) current- ly the subject or target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce or the U.S. Department of State (collectively, “Sanctions”), nor is the Issuer or any of its subsidiar- ies located, organized or resident in a country or territory that is the subject of Sanctions. The Issuer will not, directly or indirectly, use the proceeds of the offering, or lend, con- tribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities of or business with any Person that, at the time of such funding, is the subject of Sanctions, or is in Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan or in any other country or territory, that, at the time of such funding, is the subject of Sanctions, or (ii) in any other manner that will result in a violation by any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise) of Sanctions. (mm) Regulation S. The Issuer, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the

15 Issuer and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offer- ing of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. The Securities sold in re- liance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day re- stricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who pur- chased such Securities in transactions that were exempt from the registration require- ments of the Securities Act. (nn) Senior Secured Facilities. The Senior Secured Facilities have been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bank- ruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affect- ing the rights and remedies of creditors or by general equitable principles. Any certificate signed by an officer of the Issuer or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Issuer or such Guarantor, jointly and severally, to each Initial Purchaser as to the matters set forth therein. SECTION 2. Purchase, Sale and Delivery of the Securities. (a) The Notes. On the basis of the representations, warranties and agreements herein set forth, and upon the terms herein set forth, the Issuer agrees to issue and sell to the Initial Pur- chasers all of the Notes, and, subject to the conditions set forth herein, the Initial Purchasers agree, severally and not jointly, to purchase from the Issuer the aggregate principal amount of Notes set forth opposite their names on Schedule I, at a purchase price of 98.50% of the principal amount thereof plus accrued interest, if any, from April 1, 2015 to the Closing Date, payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms herein set forth. (b) The Closing Date. Delivery of certificates for the Notes in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York (or such other place as may be agreed to by the Issuer and Merrill Lynch) at 9:00 a.m. New York City time, on April 1, 2015 or such other time and date as Merrill Lynch shall designate by notice to the Issuer (the time and date of such closing are called the “Closing Date”). (c) Delivery of the Notes. The Issuer shall deliver, or cause to be delivered, to Mer- rill Lynch for the accounts of the several Initial Purchasers certificates for the Notes at the Clos- ing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denomina- tions and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the

16 Closing Date at a location in New York City, as Merrill Lynch may designate. Time shall be of the essence. (d) Representations and Warranties of the Initial Purchasers. Each Initial Pur- chaser severally and not jointly represents and warrants to, and agrees with, the Issuer that: (i) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer and sell Notes, except to (a) persons who it reasonably believes are “quali- fied institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A or (b) upon the terms and conditions set forth in Annex I to this Agreement; (ii) it is a Qualified Institutional Buyer or an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act; and (iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell Notes by, any form of general solicitation or general advertising, in- cluding but not limited to the methods described in Rule 502(c) or in any manner involv- ing a public offering within Section 4(a)(2) of the Securities Act. SECTION 3. Additional Covenants. Each of the Issuer and the Guarantors further covenants and agrees with each Initial Purchaser as follows: (a) Preparation of Final Offering Memorandum; Initial Purchasers’ Re- view of Proposed Amendments and Supplements and Company Additional Written Communications. As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Issuer will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement. The Issuer will not amend or supplement the Pre- liminary Offering Memorandum or the Pricing Supplement. The Issuer will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Repre- sentative shall previously have been furnished a copy of the proposed amendment or sup- plement at least two business days prior to the proposed use or filing, and shall not have objected to such amendment or supplement. Before making, preparing, using, authoriz- ing, approving or distributing any Company Additional Written Communication, the Is- suer will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written com- munication to which the Representative reasonably objects. (b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a mate- rial fact or omit to state any material fact necessary in order to make the statements there- in, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply

17 with law, the Issuer and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Mem- orandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Issuer and the Guarantors agree to promptly prepare (subject to Section 3 hereof) and furnish at their own expense to the Ini- tial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securi- ties, be misleading or so that the Final Offering Memorandum, as amended or supple- mented, will comply with all applicable law. The Issuer and the Guarantors hereby expressly acknowledge that the indemnifi- cation and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, amendment or supplement referred to in this Section 3. (c) Copies of the Offering Memorandum. At any time prior to the Closing Date, the Issuer agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amend- ments and supplements thereto as they shall reasonably request. (d) Blue Sky Compliance. Each of the Issuer and the Guarantors shall coop- erate with the Representative and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions reasonably requested by the Representa- tive and such Securities shall continue to be qualified, registered, or exempt for so long as required for the distribution of the Securities. None of the Issuer or any of the Guarantors shall be required to qualify as a foreign corporation or to take any action that would sub- ject it to general service of process in any such jurisdiction where it is not presently quali- fied or where it would be subject to taxation as in any such jurisdiction. The Issuer will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Notes for offering, sale or trading in any juris- diction or of it becoming aware of any initiation of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Issuer and the Guarantors shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

18 (e) Use of Proceeds. The Issuer shall apply the net proceeds from the sale of the Notes sold by it in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package. (f) The Depositary. The Issuer will cooperate with the Initial Purchasers in arranging for the Subsequent Purchasers to be eligible for clearance and settlement through the facilities of the Depositary. (g) Additional Issuer Information. Prior to the completion of the placement of the Notes by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission and the NYSE all reports and documents re- quired to be filed under Section 13 or 15 of the Exchange Act. Additionally, at any time when the Issuer is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Notes, the Issuer shall furnish, at its expense, upon request, to holders and beneficial owners of Notes and prospective pur- chasers of Notes information (“Additional Issuer Information”) satisfying the require- ments of Rule 144A(d). (h) Agreement Not To Offer or Sell Additional Securities. During the pe- riod of 90 days following the date hereof, the Issuer will not, without the prior written consent of Merrill Lynch (which consent may be withheld at the sole discretion of Merrill Lynch), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securi- ties of the Issuer or any Guarantor that are substantially similar to the Notes (other than as contemplated by this Agreement). (i) Future Reports to the Initial Purchasers. At any time when the Issuer is not subject to Section 13 or 15 of the Exchange Act and any Securities remain out- standing, the Issuer will furnish to the Initial Purchasers (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Issuer containing the bal- ance sheet of the Issuer as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Issuer’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Issuer with the Commission, the Financial Industry Regulatory Authority (“FINRA”) or any securities exchange; and (iii) as soon as available, copies of any report or communi- cation of the Issuer mailed generally to holders of its capital stock or debt securities (in- cluding the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regula- tions under Section 13 or 15 of the Exchange Act. (j) No Integration. The Issuer and the Guarantors agree that they will not and will cause their respective Affiliates not to make any offer or sale of securities of the Issuer and the Guarantors of any class if, as a result of the doctrine of “integration” re-

19 ferred to in Rule 502, such offer or sale would render invalid (for the purpose of (i) the sale of the Notes by the Issuer to the Initial Purchasers, (ii) the resale of the Notes by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Notes by such Subse- quent Purchasers to others) the exemption from the registration requirements of the Secu- rities Act provided by Section 4(a)(2) thereof or by Rule 144A or by Regulation S there- under or otherwise. (k) No General Solicitation or Directed Selling Efforts. The Issuer and the Guarantors agree that they will not and will not permit any of their respective Affiliates or any other person acting on their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Notes with- in the meaning of Regulation S, and the Issuer and the Guarantors will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Notes. (l) No Restricted Resales. During the one year period after the Closing Date (or such shorter period as may be provided for in Rule 144 under the Securities Act (“Rule 144”)), neither the Issuer nor any Guarantor will, or will permit any of its con- trolled affiliates (as defined in Rule 144) to resell any of the Notes which constitute “re- stricted securities” under Rule 144 that have been reacquired by any of them, except pur- suant to an effective registration statement under the Securities Act. (m) Legended Notes. Each certificate for a Note will bear the legend con- tained in “Transfer Restrictions” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum. The Representative on behalf of the several Initial Purchasers may, in its sole discretion, waive in writing the performance by the Issuer or any Guarantor of any one or more of the fore- going covenants or extend the time for their performance. SECTION 4. Payment of Expenses. Each of the Issuer and the Guarantors agree to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limi- tation, (i) all expenses incident to the issuance and delivery of the Notes (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Notes to the Initial Purchasers, (iii) all fees and expenses of the Issu- er’s and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, and the Transaction Documents, (v) all filing fees, reasonable attorneys’ fees and expenses incurred by the Issuer, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Notes for offer and sale under the securities laws of the several states of the United States, the provinces

20 of Canada or other jurisdictions reasonably requested by the Initial Purchasers (including, with- out limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum), (vi) the fees and expenses of the Trustee, including the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, (vii) any fees payable to ratings agencies in connection with the rating of the Notes with the ratings agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by FINRA, if any, of the terms of the sale of the Notes, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Issuer and the Guarantors in connection with approval of the Notes by the Depos- itary for “book-entry” transfer, and the performance by the Issuer and the Guarantors of their re- spective other obligations under this Agreement and (x) 50% of all of the expenses incident to the “road show” for the offering of the Notes (it being understood that the Initial Purchasers shall pay 50% of such expenses (other than the use of any aircraft owned or leased by the Issuer or its subsidiaries, in which case 100% of the cost of such aircraft shall be the responsibility of the Is- suer)). Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel. SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obliga- tions of the several Initial Purchasers to purchase and pay for the Notes as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Issuer and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Issuer of its covenants and other obligations hereunder, and to each of the following additional conditions: (a) Accountants’ Comfort Letter. On the date hereof, the Initial Purchasers shall have received from McGladrey LLP, the independent registered public accounting firm for Townsquare Media, Inc., a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, covering the financial information in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from McGladrey LLP a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement there- to and (ii) procedures shall be brought down to a date no more than 3 days prior to the Closing Date. (b) No Material Adverse Change or Ratings Agency Change. For the pe- riod from and after the date of this Agreement and prior to the Closing Date: (i) in the judgment of the Representative there shall not have occurred any Material Adverse Change the effect of which in the judgment of the Repre- sentative makes it impractical or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Pricing Disclosure Package; and

21 (ii) there shall not have occurred any downgrading, nor shall any no- tice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Issuer or any of its subsidiaries or any of their securities or indebtedness by any “nationally recognized statistical rating organization” as such term is defined under Section 3(a)(62) of the Exchange Act. (c) Opinion of Counsel for the Issuer. On the Closing Date the Initial Pur- chasers shall have received the opinion and negative assurance letter of Kirkland & Ellis LLP, counsel for the Issuer, dated as of such Closing Date, the form of which is attached as Exhibit A. (d) Opinion of Special FCC Counsel for the Issuer. On the Closing Date, the Initial Purchasers shall have received the favorable opinion of Drinker, Biddle & Reath, LLP, special FCC counsel for the Issuer, dated as of the Closing Date in the form attached as Exhibit B or otherwise in form and substance reasonably satisfactory to the Representative. (e) Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the opinion and negative assurance letter of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers. (f) Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by an executive officer of the Issuer and each Guarantor who has knowledge of the Issuer’s or such Guarantor’s financial matters, dated as of the Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that: (i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change; (ii) the representations, warranties and covenants of the Issuer and the Guarantors set forth in Section 1 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date (except, in each case, to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such date) with the same force and effect as though expressly made on and as of the Closing Date; provided, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Change” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and (iii) each of the Issuer and the Guarantors has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

22 (g) Indenture. The Issuer and Guarantors shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof. (h) Senior Secured Facilities. Concurrently with or prior to the Closing Date, the Issuer and the Guarantors shall have entered into the Senior Secured Facilities consistent in all material respects with the terms described in the Pricing Disclosure Package and the Final Offering Memorandum and the Initial Purchasers shall have re- ceived conformed counterparts thereof. (i) Transactions. The Transactions shall have been consummated on the terms and conditions described in the Pricing Disclosure Package. (j) Additional Documents. On or before the Closing Date, the Initial Pur- chasers shall have received such information, documents and opinions as they may rea- sonably request for the purposes of enabling them to pass upon the issuance and sale of the Notes as contemplated herein, or in order to evidence the accuracy of any of the rep- resentations and warranties, or the satisfaction of any of the conditions or agreements, herein contained. SECTION 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Initial Purchasers pursuant to Section 10 hereof, including if the sale to the Ini- tial Purchasers of the Notes on the Closing Date is not consummated because of any refusal, ina- bility or failure on the part of the Issuer to perform any agreement herein or to comply with any provision hereof, the Issuer agrees to reimburse the Initial Purchasers, severally, promptly upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges, in each case reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities. SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Issuer and each of the Guarantors, on the other hand, hereby agree to ob- serve the following procedures in connection with the offer and sale of the Notes: (a) Offers and sales of the Notes will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Notes may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof. (b) The Notes will be offered by approaching prospective Subsequent Pur- chasers on an individual basis. No general solicitation or general advertising (within the

23 meaning of Rule 502) will be used in the United States in connection with the offering of the Notes. (c) Upon original issuance by the Issuer, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend: “THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGI- NALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NO- TIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF TOWNSQUARE THAT (A) SUCH SE- CURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) (a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REA- SONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF TOWNSQUARE SO REQUESTS), (ii) TO TOWNSQUARE, OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUB- SEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RE- SALE OF THE SECURITY EVIDENCED HEREBY.” Following the sale of the Notes by the Initial Purchasers to Subsequent Purchasers pursu- ant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Issuer for any losses, damages or liabilities suffered or incurred by the Issuer including any losses, damag- es or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Note.

24 SECTION 8. Indemnification. (a) Indemnification of the Initial Purchasers. Each of the Issuer and the Guaran- tors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affil- iates, directors, officers and employees, and each person, if any, who controls any Initial Pur- chaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, affiliate, director, of- ficer, employee or controlling person may become subject, under the Securities Act, the Ex- change Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Issuer), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pric- ing Supplement, any Company Additional Written Communication or the Final Offering Memo- randum (or any amendment or supplement thereto), or the omission or alleged omission there- from of a material fact necessary in order to make the statements therein, in the light of the cir- cumstances under which they were made, not misleading; and to reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Merrill Lynch) as such expenses are reasonably incurred by such Initial Purchaser or such affiliate, director, officer, employee or con- trolling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing in- demnity agreement shall not apply, with respect to an Initial Purchaser, to any loss, claim, dam- age, liability or expense to the extent, but only to the extent, arising out of or based upon any un- true statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuer by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Pric- ing Supplement, any Company Additional Written Communication or the Final Offering Memo- randum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Issuer may otherwise have. (b) Indemnification of the Issuer and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuer, each Guarantor, each of their respective directors and each person, if any, who controls the Issuer or any Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Issuer, any Guarantor or any such director or con- trolling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contem- plated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in

25 the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Writ- ten Communication or the Final Offering Memorandum (or any amendment or supplement there- to), in reliance upon and in conformity with written information furnished to the Issuer by such Initial Purchaser through the Representative expressly for use therein; and to reimburse the Issu- er, any Guarantor and each such director or controlling person for any and all expenses (includ- ing the fees and disbursements of counsel) as such expenses are reasonably incurred by the Issu- er, any Guarantor or such director or controlling person in connection with investigating, defend- ing, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Issuer and the Guarantors hereby acknowledges that the only information that the Initial Purchasers through the Representative have furnished to the Issuer expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the fourth, ninth and tenth paragraphs, the third sentence of the fifth paragraph and the third sentence of the seventh paragraph under the caption “Plan of Distri- bution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have. (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 8 except to the extent that it has been materially prejudiced by such failure (through the forfeiture of substantive rights and de- fenses) and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party other than under this Section 8. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek in- demnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasona- bly concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defens- es available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the in- demnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other ex- penses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemni- fying party shall not be liable for the expenses of more than one separate counsel (together with

26 local counsel (in each jurisdiction)), which shall be selected by Merrill Lynch (in the case of counsel representing the Initial Purchasers or their related persons), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasona- ble time after notice of commencement of the action, in each of which cases the fees and expens- es of counsel shall be at the expense of the indemnifying party. (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unrea- sonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, dam- age, liability or expense by reason of such settlement or judgment. Notwithstanding the forego- ing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Sec- tion 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settle- ment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threat- ened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemni- fied party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party. SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such in- demnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other rele- vant equitable considerations. The relative benefits received by the Issuer and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Issuer, and the total discount and/or commissions received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative

27 fault of the Issuer and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or al- leged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Issuer and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy. The amount paid or payable by a party as a result of the losses, claims, damages, liabili- ties and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in con- nection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribu- tion is to be made under this Section 9; provided, however, that no additional notice shall be re- quired with respect to any action for which notice has been given under Section 8 hereof for pur- poses of indemnification. The Issuer, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9. Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule I. For purposes of this Section 9, each director, officer, employee and affiliate of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Issuer or any Guarantor, and each person, if any, who controls the Issuer or any Guarantor with the mean- ing of the Securities Act and the Exchange Act shall have the same rights to contribution as the Issuer and the Guarantors. SECTION 10. Termination of This Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representative by notice given to the Issuer if at any time: (i) trading or quotation in any of the Issuer’s securities shall have been suspended or limited by the Commission or by the New York Stock Exchange, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or lim- ited, or minimum or maximum prices shall have been generally established on any of such quota- tion system or stock exchange by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial

28 change or development involving a prospective substantial change in United States’ or interna- tional political, financial or economic conditions, as in the judgment of the Representative is ma- terial and adverse and makes it impracticable or inadvisable to proceed with the offering sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; (iv) in the judgment of the Representa- tive there shall have occurred any Material Adverse Change; or (v) the Issuer shall have sus- tained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Issuer regardless of whether or not such loss shall have been insured. Any ter- mination pursuant to this Section 10 shall be without liability on the part of (i) the Issuer or any Guarantor to any Initial Purchaser, except that the Issuer and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Ini- tial Purchaser to the Issuer, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination. SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Issuer, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursu- ant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Issuer, any Guarantor or any of their partners, offic- ers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Notes sold hereunder and any termination of this Agreement. SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows: If to the Initial Purchasers: Merrill Lynch, Pierce, Fenner & Smith Incorporated 50 Rockefeller Plaza New York, New York 10020 Facsimile: (212) 901-7897 Attention: High Yield Legal Department with a copy to: Cahill Gordon & Reindel LLP 80 Pine Street New York, New York 10005 Facsimile: (212) 378-2554 Attention: Luis Penalver, Esq.

29 If to the Issuer or the Guarantors: Townsquare Media, Inc. 240 Greenwich Avenue Greenwich, CT 06830 Facsimile: (203) 861-0920 Attention: Chief Financial Officer with a copy to: Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 Facsimile: (212) 446-4900 Attention: Joshua Korff, Esq. Any party hereto may change the address or facsimile number for receipt of communica- tions by giving written notice to the others. SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or oth- er purchaser of the Notes as such from any of the Initial Purchasers merely by reason of such purchase. SECTION 14. Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by the Representative on behalf of the Initial Purchasers, and any such action taken by the Representative shall be binding upon the Initial Purchasers. SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any sec- tion, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable. SECTION 16. Governing Law and Waiver of Jury Trial Provisions. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLI- CABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITH- OUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF. EACH PARTY HERE- TO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER

30 BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PAR- TIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (b) Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the feder- al courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (col- lectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdic- tion (except for suits, actions, or proceedings instituted in regard to the enforcement of a judg- ment of any Specified Court in a Related Proceeding a “Related Judgment,” as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The par- ties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. SECTION 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date and the aggregate number of Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to pur- chase does not exceed 10% of the aggregate number of the Notes to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Notes set forth opposite their respective names on Schedule I bears to the aggregate number of Notes set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Notes which such defaulting Initial Purchaser or Initial Pur- chasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Notes with respect to which such default occurs exceeds 10% of the aggregate number of Notes to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Issuer for the purchase of such Notes are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provi- sions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termi- nation. In any such case either the Initial Purchasers or the Issuer shall have the right to post- pone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

31 As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken un- der this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement. SECTION 18. No Advisory or Fiduciary Responsibility. Each of the Issuer and the Guarantors acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the offering price of the Notes and any related dis- counts and commissions, is an arm’s-length commercial transaction between the Issuer and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Issuer and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Ini- tial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Issuer, and the Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Issuer and the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchas- er has advised or is currently advising the Issuer and the Guarantors on other matters) or any oth- er obligation to the Issuer and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuer and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not pro- vided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Issuer and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuer, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Issuer and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Issuer and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty. SECTION 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. De- livery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writ- ing by all of the parties hereto, and no condition herein (express or implied) may be waived un- less waived in writing by each party whom the condition is meant to benefit. The section head- ings herein are for the convenience of the parties only and shall not affect the construction or in- terpretation of this Agreement.

Schedule I-1 SCHEDULE I Initial Purchasers Aggregate Principal Amount of Securities to be Purchased Merrill Lynch, Pierce, Fenner & Smith Incorporated.............................................................................. $ 105,000,000 RBC Capital Markets, LLC ........................................................................... 75,000,000 SunTrust Robinson Humphrey, Inc. .............................................................. 60,000,000 Macquarie Capital (USA) Inc. ....................................................................... 45,000,000 Jefferies LLC ................................................................................................. 15,000,000 Total: ................................................................................................ $ 300,000,000

Schedule II-1 SCHEDULE II Guarantors 1. Bryton Acquisition Company, LLC, a Delaware limited liability company 2. GAP Broadcasting Burlington License, LLC, a Delaware limited liability company 3. GAP Broadcasting Burlington, LLC, a Delaware limited liability company 4. GAP Broadcasting Midland-Odessa License, LLC, a Delaware limited liability company 5. GAP Broadcasting Midland-Odessa, LLC, a Delaware limited liability company 6. Lyla Acquisition Company, LLC, a Delaware limited liability company (f/k/a Peak II Holding LLC) 7. Lyla Intermediate Holding, LLC, a Delaware limited liability company (f/k/a Peak II In- termediate Holding LLC) 8. Millennium Atlantic City II Holdco, LLC, a Delaware limited liability company 9. Regent Licensee of Chico, Inc., a Delaware corporation 10. Regent Licensee of Erie, Inc., a Delaware corporation 11. Regent Licensee of Flagstaff, Inc., a Delaware corporation 12. Regent Licensee of Kingman, Inc., a Delaware corporation 13. Regent Licensee of Lake Tahoe, Inc., a Delaware corporation 14. Regent Licensee of Lexington, Inc., a Delaware corporation 15. Regent Licensee of Palmdale, Inc., a Delaware corporation 16. Regent Licensee of Redding, Inc., a Delaware corporation 17. Regent Licensee of San Diego, Inc., a Delaware corporation 18. Regent Licensee of South Carolina, Inc., a Delaware corporation 19. Regent Licensee of Watertown, Inc., a Delaware corporation 20. Special Events Management, LLC, a Delaware limited liability company 21. Townsquare Active Events, LLC, a Delaware limited liability company 22. Townsquare Beverage, LLC, a Delaware limited liability company 23. Townsquare Commerce, LLC, a Delaware limited liability company (f/k/a Seize the Deal, LLC) 24. Townsquare Experimental, LLC, a Delaware limited liability company 25. Townsquare Expos, LLC, a Delaware limited liability company 26. Townsquare Interactive, LLC, a Delaware limited liability company 27. Townsquare Lifestyle Events, LLC, a Delaware limited liability company 28. Townsquare Live Events Colorado, LLC, a Delaware limited liability company 29. Townsquare Live Events International, LLC, a Delaware limited liability company 30. Townsquare Live Events Minnesota, LLC, a Delaware limited liability company 31. Townsquare Live Events Montana, LLC, a Delaware limited liability company 32. Townsquare Live Events Texas, LLC, a Delaware limited liability company 33. Townsquare Live Events, LLC, a Delaware limited liability company 34. Townsquare Live Productions, LLC, a Delaware limited liability company 35. Townsquare Management Company, LLC, a Delaware limited liability company 36. Townsquare Media 2010, Inc., a Delaware corporation 37. Townsquare Media Abilene License, LLC, a Delaware limited liability company 38. Townsquare Media Abilene, LLC, a Delaware limited liability company

Exhibit II-2 39. Townsquare Media Acquisition III, LLC, a Delaware limited liability company 40. Townsquare Media Acquisition IV, LLC, a Delaware limited liability company 41. Townsquare Media Amarillo License, LLC, a Delaware limited liability company 42. Townsquare Media Amarillo, LLC, a Delaware limited liability company 43. Townsquare Media Atlantic City II License, LLC, a Delaware limited liability company 44. Townsquare Media Atlantic City II, LLC, a Delaware limited liability company 45. Townsquare Media Atlantic City III Holdco, LLC, a Delaware limited liability company 46. Townsquare Media Atlantic City III License, LLC, a Delaware limited liability company 47. Townsquare Media Atlantic City III, LLC, a Delaware limited liability company 48. Townsquare Media Atlantic City License, LLC, a Delaware limited liability company 49. Townsquare Media Atlantic City, LLC, a Delaware limited liability company 50. Townsquare Media Augusta Waterville License, LLC, a Delaware limited liability com- pany 51. Townsquare Media Augusta Waterville, LLC, a Delaware limited liability company 52. Townsquare Media Bangor License, LLC, a Delaware limited liability company 53. Townsquare Media Bangor, LLC, a Delaware limited liability company 54. Townsquare Media Battle Creek License LLC, a Delaware limited liability company 55. Townsquare Media Battle Creek LLC, a Delaware limited liability company 56. Townsquare Media Billings License, LLC, a Delaware limited liability company 57. Townsquare Media Billings, LLC, a Delaware limited liability company 58. Townsquare Media Binghampton License, LLC, a Delaware limited liability company 59. Townsquare Media Binghampton, LLC, a Delaware limited liability company 60. Townsquare Media Bismarck License, LLC, a Delaware limited liability company 61. Townsquare Media Bismarck, LLC, a Delaware limited liability company 62. Townsquare Media Boise License, LLC, a Delaware limited liability company 63. Townsquare Media Boise, LLC, a Delaware limited liability company (f/k/a/ Peak Broadcasting of Boise, LLC) 64. Townsquare Media Bozeman License, LLC, a Delaware limited liability company 65. Townsquare Media Bozeman, LLC, a Delaware limited liability company 66. Townsquare Media Broadcasting, LLC, a Delaware limited liability company 67. Townsquare Media Casper License, LLC, a Delaware limited liability company 68. Townsquare Media Casper, LLC, a Delaware limited liability company 69. Townsquare Media Cedar Rapids License LLC, a Delaware limited liability company 70. Townsquare Media Cedar Rapids LLC, a Delaware limited liability company 71. Townsquare Media Cheyenne License, LLC, a Delaware limited liability company 72. Townsquare Media Cheyenne, LLC, a Delaware limited liability company 73. Townsquare Media Danbury License LLC, a Delaware limited liability company 74. Townsquare Media Danbury LLC, a Delaware limited liability company 75. Townsquare Media Dubuque License, LLC, a Delaware limited liability company 76. Townsquare Media Dubuque, LLC, a Delaware limited liability company 77. Townsquare Media Duluth License, LLC, a Delaware limited liability company 78. Townsquare Media Duluth, LLC, a Delaware limited liability company 79. Townsquare Media Faribault License LLC, a Delaware limited liability company 80. Townsquare Media Faribault LLC, a Delaware limited liability company 81. Townsquare Media Grand Junction License, LLC, a Delaware limited liability company 82. Townsquare Media Grand Junction, LLC, a Delaware limited liability company

Exhibit II-3 83. Townsquare Media Kalamazoo License LLC, a Delaware limited liability company 84. Townsquare Media Kalamazoo LLC, a Delaware limited liability company 85. Townsquare Media Killeen-Temple License, LLC, a Delaware limited liability company 86. Townsquare Media Lake Charles License, LLC, a Delaware limited liability company 87. Townsquare Media Lake Charles, LLC, a Delaware limited liability company 88. Townsquare Media Lansing License LLC, a Delaware limited liability company 89. Townsquare Media Lansing LLC, a Delaware limited liability company 90. Townsquare Media Laramie License, LLC, a Delaware limited liability company 91. Townsquare Media Laramie, LLC, a Delaware limited liability company 92. Townsquare Media Lawton License, LLC, a Delaware limited liability company 93. Townsquare Media Lawton, LLC, a Delaware limited liability company 94. Townsquare Media Licensee of Albany and Lafayette, Inc., a Delaware corporation 95. Townsquare Media Licensee of Peoria, Inc., a Delaware corporation 96. Townsquare Media Licensee of St. Cloud, Inc., a Delaware corporation 97. Townsquare Media Licensee of Utica/Rome, Inc., a Delaware corporation 98. Townsquare Media Lubbock License, LLC, a Delaware limited liability company 99. Townsquare Media Lubbock, LLC, a Delaware limited liability company 100. Townsquare Media Lufkin License, LLC, a Delaware limited liability company 101. Townsquare Media Lufkin, LLC, a Delaware limited liability company 102. Townsquare Media Missoula License, LLC, a Delaware limited liability company 103. Townsquare Media Missoula, LLC, a Delaware limited liability company 104. Townsquare Media Monmouth-Ocean License, LLC, a Delaware limited liability com- pany 105. Townsquare Media Monmouth-Ocean, LLC, a Delaware limited liability company 106. Townsquare Media New Bedford License, LLC, a Delaware limited liability company 107. Townsquare Media New Bedford, LLC, a Delaware limited liability company 108. Townsquare Media Odessa-Midland II License, LLC, a Delaware limited liability com- pany 109. Townsquare Media Odessa-Midland II, LLC, a Delaware limited liability company 110. Townsquare Media Odessa-Midland License, LLC, a Delaware limited liability compa- ny 111. Townsquare Media Odessa-Midland, LLC, a Delaware limited liability company 112. Townsquare Media of Albany and Lafayette, Inc., a Delaware corporation 113. Townsquare Media of Albany, Inc., a Delaware corporation 114. Townsquare Media of Buffalo, Inc., a Delaware corporation 115. Townsquare Media of El Paso, Inc., a Delaware corporation 116. Townsquare Media of Evansville/Owensboro, Inc., a Delaware corporation 117. Townsquare Media of Flint, Inc., a Delaware corporation 118. Townsquare Media of Ft. Collins and Grand Rapids, LLC, a California limited liability company 119. Townsquare Media of Ft. Collins, Inc., a Delaware corporation 120. Townsquare Media of Grand Rapids, Inc., a Delaware corporation 121. Townsquare Media of Killeen-Temple, Inc., a Delaware corporation (f/k/a Townsquare Media of Bloomington, Inc.) 122. Townsquare Media of Lafayette, LLC, a Delaware limited liability company 123. Townsquare Media of Midwest, LLC, a Delaware limited liability company

Exhibit II-4 124. Townsquare Media of Presque Isle, Inc., a Delaware corporation (f/k/a Townsquare Me- dia of Peoria, Inc.) 125. Townsquare Media of St. Cloud, Inc., a Delaware corporation 126. Townsquare Media of Utica/Rome, Inc., a Delaware corporation 127. Townsquare Media Oneonta License, LLC, a Delaware limited liability company 128. Townsquare Media Oneonta, LLC, a Delaware limited liability company 129. Townsquare Media Pocatello License, LLC, a Delaware limited liability company 130. Townsquare Media Pocatello, LLC, a Delaware limited liability company 131. Townsquare Media Portland License LLC, a Delaware limited liability company 132. Townsquare Media Portland LLC, a Delaware limited liability company 133. Townsquare Media Portsmouth License LLC, a Delaware limited liability company 134. Townsquare Media Portsmouth LLC, a Delaware limited liability company 135. Townsquare Media Poughkeepsie License, LLC, a Delaware limited liability company 136. Townsquare Media Poughkeepsie, LLC, a Delaware limited liability company (f/k/a Peak Broadcasting of Fresno, LLC) 137. Townsquare Media Presque Isle License, LLC, a Delaware limited liability company 138. Townsquare Media Quad Cities License LLC, a Delaware limited liability company 139. Townsquare Media Quad Cities LLC, a Delaware limited liability company 140. Townsquare Media Quincy-Hannibal License, LLC, a Delaware limited liability compa- ny 141. Townsquare Media Quincy-Hannibal, LLC, a Delaware limited liability company 142. Townsquare Media Rochester License LLC, a Delaware limited liability company 143. Townsquare Media Rochester LLC, a Delaware limited liability company 144. Townsquare Media Rockford License LLC, a Delaware limited liability company 145. Townsquare Media Rockford LLC, a Delaware limited liability company 146. Townsquare Media San Angelo License, LLC, a Delaware limited liability company 147. Townsquare Media San Angelo, LLC, a Delaware limited liability company 148. Townsquare Media Sedalia License, LLC, a Delaware limited liability company 149. Townsquare Media Sedalia, LLC, a Delaware limited liability company 150. Townsquare Media Shelby License, LLC, a Delaware limited liability company 151. Townsquare Media Shelby, LLC, a Delaware limited liability company 152. Townsquare Media Shreveport License, LLC, a Delaware limited liability company 153. Townsquare Media Shreveport, LLC, a Delaware limited liability company 154. Townsquare Media Sioux Falls License, LLC, a Delaware limited liability company 155. Townsquare Media Sioux Falls, LLC, a Delaware limited liability company 156. Townsquare Media Texarkana License, LLC, a Delaware limited liability company 157. Townsquare Media Texarkana, LLC, a Delaware limited liability company 158. Townsquare Media Trenton License, LLC, a Delaware limited liability company 159. Townsquare Media Trenton, LLC, a Delaware limited liability company 160. Townsquare Media Tri-Cities License, LLC, a Delaware limited liability company 161. Townsquare Media Tri-Cities, LLC, a Delaware limited liability company 162. Townsquare Media Tuscaloosa License, LLC, a Delaware limited liability company 163. Townsquare Media Tuscaloosa, LLC, a Delaware limited liability company 164. Townsquare Media Twin Falls License, LLC, a Delaware limited liability company 165. Townsquare Media Twin Falls, LLC, a Delaware limited liability company 166. Townsquare Media Tyler License, LLC, a Delaware limited liability company

Exhibit II-5 167. Townsquare Media Tyler, LLC, a Delaware limited liability company 168. Townsquare Media Victoria License, LLC, a Delaware limited liability company 169. Townsquare Media Victoria, LLC, a Delaware limited liability company 170. Townsquare Media Waterloo License LLC, a Delaware limited liability company 171. Townsquare Media Waterloo LLC, a Delaware limited liability company 172. Townsquare Media West Central Holdings, LLC, a Delaware limited liability company 173. Townsquare Media West Central Intermediate Holdings, LLC, a Delaware limited liabil- ity company 174. Townsquare Media West Central Radio Broadcasting, LLC, a Delaware limited liability company 175. Townsquare Media Wichita Falls License, LLC, a Delaware limited liability company 176. Townsquare Media Wichita Falls, LLC, a Delaware limited liability company 177. Townsquare Media Yakima License, LLC, a Delaware limited liability company 178. Townsquare Media Yakima, LLC, a Delaware limited liability company 179. Townsquare MMN, LLC, a Delaware limited liability company 180. Townsquare New Jersey Holdco, LLC, a Delaware limited liability company 181. Townsquare Next, LLC, a Delaware limited liability company 182. Townsquare Radio Holdings, LLC, a Delaware limited liability company 183. Townsquare Radio, Inc., a Delaware corporation 184. Townsquare Radio, LLC, a Delaware limited liability company 185. Zader Acquisition Company LLC, a Delaware limited liability company

Annex I-1 ANNEX I Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that: Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Pur- chaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any news- paper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S. Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration dur- ing the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such dis- tributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect: “The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in re- liance upon Regulation S and the Closing Date, except in either case in accord- ance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in con- nection with any subsequent sale by you of the Securities covered hereby in reli- ance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other re- muneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securi- ties Act.” Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be ex- changed for definitive securities until the expiration of the 40-day restricted period re- ferred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.